Note 13 - Right-of-use assets, net and lease liabilities - Evolution of Lease Liability (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2023	Dec. 31, 2022
Note 13 - Right-of-use assets, net and lease liabilities
Opening net book amount		$ 112,177	$ 117,285
Increase due to business combinations	[1]	12,148
Translation differences		2,237	(3,922)
Additions		61,310	56,459
Cancellations		(2,972)	(5,207)
Repayments	[2]	(54,940)	(55,874)
Interest accrued		4,473	3,436
Ending net book amount		$ 134,433	$ 112,177

[1]	Related to the GPC and Mattr’s pipe coating business unit acquisitions. For more information see note 34.
[2]	For 2023 includes repayments of $51.5 million in capital and $3.4 million of interest.For 2022 includes repayments of $52.4 million in capital and $3.5 million of interest.